Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

9. Subsequent Events

Emerald Financing and Change in Control

On January 19, 2018, the Company received the remaining $400,000 in funding under the Secured Promissory Note for a convertible loan (discussed in Note 7 above) as it had satisfied the conditions of the funding which required receipt of conversion notices from all the existing Series B shareholders to convert their preferred shares to common stock. These conversions occurred in January and February of 2018. In addition, the Company entered into a Securities Purchase Agreement in which the Company sold to Emerald 15,000,000 shares of common stock and a warrant to purchase 20,400,000 shares of common stock at an exercise price of $0.10 for aggregate gross proceeds of $1,500,000. This transaction also resulted in the conversion of the $900,000 bridge loan (discussed in note 7 above) at $0.10 per share to 9,000,000 shares of common stock and represented the first of two closings under the agreement. Upon this first closing, Emerald owns a majority of the equity interest in Nemus resulting in a change in control. The current Board members, with the exception of Dr. Brian Murphy, the Company’s CEO/CMO, have tendered their resignation and Emerald has appointed its nominees to the new Board.

Emerald Second Closing

As previously disclosed, on January 19, 2018 the Company entered into a Securities Purchase Agreement with Emerald Health Sciences Inc. The second closing under the Agreement occurred on February 16, 2018, pursuant to which Nemus issued and sold to Emerald 15,000,000 shares of Nemus’ common stock, par value $0.001 per share, and a warrant to purchase 20,400,000 shares of Common Stock at an exercise price of $0.10 per share for a term of five years and an accredited investor purchased 2,500,000 shares of Common Stock and a warrant to purchase 3,400,000 shares of Common Stock at an exercise price of $0.10 per share for a term of five years, for aggregate gross proceeds of $1,750,000.

Restricted Stock Awards

On January 18, 2018, the Company entered into Restricted Stock Agreements with each of Dr. Murphy, Elizabeth Berecz, CFO, and Cosmas N. Lykos, the Company’s Founder granting 900,000, 700,000, and 900,000 shares of restricted common stock, respectively. The restricted stock vests in equal 50% installments on the first and second anniversaries of the grant date, subject to continued employment with Nemus through the applicable vesting date. Each Restricted Stock Agreement provides that if an executive’s employment or service is terminated by us without cause, or is terminated by the grantee for good reason, then the executive shall be entitled to receive a cash severance payment equal to six months of their base compensation, payable in substantially equal installments during the six-month period following the termination date.

K2C Independent Contractor Termination Agreement

In February 2018, we entered into separation and release agreement with K2C, which provided for a lump sum payment of One Hundred Eighty Thousand Dollars ($180,000) and the immediate vesting of 900,000 shares of restricted common stock granted pursuant to the Restricted Stock Agreement, 325,000 shares of restricted common stock granted on October 20, 2015, 125,000 options granted on November 21, 2014, and 1,110,000 shares of common stock pursuant to the common stock purchase warrant agreement dated June 20, 2013, in exchange for a release of claims and certain other agreements.